The world needs better vaccines. We’re striving to create them. IVX-121 Phase 1b extension 12-month durability and revaccination update AUG 8, 2023 Exhibit 99.1

Forward looking statements Statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the company’s current beliefs and expectations and include, but are not limited to: the company’s expectation regarding the opportunities for, and the prophylactic and commercial potential of, its vaccine candidates and technology platform, including the potential for IVX-A12 to be a first-in-class vaccine; and the company’s planned development activities, including clinical trials and data readouts, and the timing thereof. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the company’s business, including, without limitation: the early stage of the company’s development efforts; the risk that results of a clinical trial at a particular time point may not predict final results and that an outcome may materially change as follow-up of subjects continues and following more comprehensive reviews of the data; the possibility of disappointing results in later clinical trials despite promising results in earlier preclinical research or clinical trials; potential unexpected adverse side effects or inadequate immunogenicity or efficacy of IVX-121 or IVX-A12 that may limit their development, regulatory approval, and/or commercialization; the company’s approach to the development of vaccine candidates, including its IVX-A12 combination bivalent RSV/hMPV VLP vaccine candidate, which is a novel and unproven approach; potential delays in the development process including without limitation in the enrollment, conduct of, and receipt of data from, clinical trials; the company’s dependence on third parties in connection with manufacturing, research, and clinical testing; the risk that approved third party RSV vaccines may make conducting clinical trials more difficult and costly and otherwise adversely affect the company’s ability to successfully develop, obtain regulatory approval of and commercialize its vaccine candidates; approved vaccines and competing approaches limiting the commercial value of the company’s vaccine candidates; regulatory developments in the United States and other countries; and other risks described in the company’s prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the company’s quarterly report on Form 10-Q for the quarter ended March 31, 2023 and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

IVX-121 is the RSV VLP incorporated into our potential first-in-class IVX-A12 bivalent vaccine candidate targeting both RSV and hMPV OA: older adults; YA: younger adults MF59®: Seqirus Inc.’s proprietary adjuvant IVX-121 RSV Ph 1 / 1b completed (YA & OA) Ph 1b extension ongoing (OA) Icosavax clinical development first initiated with RSV monovalent in younger and older adult populations, to assess platform durability and revaccination potential Positive Phase 1/1b day 28 and day 180 immunogenicity data provided an initial indication of a potentially differentiated durability profile RSV monovalent IVX-A12 RSV / hMPV Ph 1 ongoing (OA) Ph 2 initiated (OA) Only bivalent RSV/hMPV candidate in the clinic Fast Track designation received from the FDA Phase 1 study in older adults with positive interim Phase 1 readout for safety and immunogenicity Phase 2 initiated assessing two IVX-A12 formulations: 150 µg of IVX-121 (RSV) and 150 µg of IVX-241 (hMPV), with/without MF59® RSV / hMPV bivalent

GMT (95% CI) No Adjuvant + MF59 75 µg IVX-121 150 µg 225 µg 300 µg 150 µg PBO 225 µg GMT (95% CI) No Adjuvant + MF59 75 µg IVX-121 150 µg 225 µg 300 µg 150 µg PBO 225 µg Day 0 and Day 28 Results Day 28 Day 0 RSV-B Recap: IVX-A12 Phase 1 topline interim data showed robust RSV immune response despite high baseline titers; no evidence of immune interference Per-protocol analysis set. RSV-A LLoQ = 9.4. RSV-B LLoQ = 8.0. MF59®: Seqirus Inc.’s proprietary adjuvant. 75 µg IVX-121: IVX-121 Ph 1 reference sera panel from OA subjects receiving unadjuvanted 75 μg IVX-121. GMFR: Geometric Mean Fold Rise from Baseline. Assays Conducted by Viroclinics. N= 20 18 20 18 19 19 23 23 20 20 21 20 17 17 GMFR - 2 - 2 - 4 - 3 - 4 - 1 - 4 N= 20 18 20 18 19 19 23 23 20 20 21 20 17 17 GMFR - 1 - 2 - 3 - 3 - 3 - 1 - 3 IVX-A12 induced NAb titers of up to ~16,100 IU/mL for RSV-A and ~8,300 IU/mL for RSV-B; substantially higher than IVX-121 alone Neutralizing Antibodies; GMT expressed in IU/mL As reported May 2023 Day 0 and Day 28 Results Day 28 Day 0 RSV-A

GMT (95% CI) No Adjuvant + MF59 150 µg 225 µg 300 µg 150 µg PBO 225 µg GMT (95% CI) No Adjuvant + MF59 150 µg 225 µg 300 µg 150 µg PBO 225 µg Recap: IVX-A12 Phase 1 topline interim data provided first demonstration of hMPV vaccine immunogenicity in older adult population for the field Day 0 and Day 28 Results Day 28 Day 0 hMPV-B Day 0 and Day 28 Results Day 28 Day 0 hMPV-A N= 20 18 20 18 19 19 23 23 20 20 21 21 GMFR - 1 - 3 - 5 - 3 - 3 - 1 N= 20 18 20 18 19 19 23 23 20 20 21 20 GMFR - 2 - 2 - 4 - 3 - 3 - 1 Neutralizing Antibodies; GMT expressed in assay units/mL Same pattern of response as observed with RSV; initial indication of combinability achievable with Icosavax VLP technology As reported May 2023 Per-protocol analysis set. hMPV-A and hMPV-B LLoQ = 4.0 log 2. MF59®: Seqirus Inc.’s proprietary adjuvant. GMFR: Geometric Mean Fold Rise from Baseline. Assays Conducted by Viroclinics.

August 2023 data update: Positive IVX-121 Ph 1b 12-month immunogenicity data in older adults, and initial evidence for revaccination potential with VLP-based vaccine Substantial durability of RSV-A and RSV-B neutralizing antibody (NAb) titers up to 12 months (365 days) after initial vaccination with IVX-121 GMTs against RSV through Day 365 persisted at ~45-70% of the GMTs from Day 28 for unadjuvanted dosage levels 75 and 250 µg1 Others in the field2 have shown Day 365 titers at ~30-40% relative to Day 28 levels New data provides additional evidence of potential differentiation on durability with company’s VLP platform technology Initial evidence for revaccination potential with Icosavax’s VLP technology Robust immune response against RSV-A in Phase 1b extension trial participants who received revaccination3 approximately 12 months following their initial dose of IVX-121 or placebo RSV-A NAbs increased following revaccination to a range of ~70-115% of the GMTs observed 28 days after the initial dose for prior IVX-121 recipients1 RSV-B titers did not increase following revaccination but remained at ~40-60% of the GMTs observed 28 days after the initial dose1 Emerging data for approved RSV vaccines2 show revaccination responses around ~50-55% of the GMTs observed 28 days after the initial dose New IVX-121 data provides additional support for durability and revaccination potential of VLP platform 1Data shown represent unadjuvanted 75 µg and 250 µg dosage levels, which bracket the 150 µg dose level of RSV VLP taken into Phase 2 for IVX-A12 RSV/hMPV bivalent program; 2Citations for other RSV vaccines provided on slides that follow; data are shown for illustrative purposes only, not a head-to-head comparison and there could be assay, laboratory and other differences across trials; 3All participants on study at time of revaccination received 75 µg unadjuvanted IVX-121, regardless of initial dose

IVX-121-01 Study Design: Phase 1b, Phase 1b extension (D365 and Revaccination) alum: 500 µg/mL aluminum hydroxide. AE: adverse event; SAE: serious adverse event; AESI: adverse event of special interest; MAAE: medically-attended adverse event Full analysis set is shown for each stage above; immunogenicity analysis set shown in subsequent slides is the revaccination cohort for prior 75 and 250 µg IVX-121 unadjuvanted or placebo recipients Topline Data through Day 393 Solicited AEs SAEs, AESIs, MAAEs, Unsolicited AEs Immunogenicity DAYS 365-372 (7 days after revaccination) DAYS 0-393 DAYS 0, 28, and 180 (Ph 1b); 365 and 393 (Ph1b extension) RSV-A and RSV-B Virus Microneutralization Assay Older Adult Subjects (ages 60-75) n=130 PH1b Older Adult Subjects (ages 60-75) n=90 PH1b Ext. 28 180 7 365 393 Revaccination (Dose 2): IVX-121 75 µg unadjuvanted Phase 1b - Older Adult Subjects (ages 60-75) n=130 Phase 1 - Young Adult Subjects (ages 18-45) n=90 Sera Collected Day 0 Dose 1: IVX-121 25, 75, or 250 µg +/- alum, or PBO Phase 1b EXT - n=108 28 Days n=90

Topline immunogenicity data: RSV-A NAb through D365 GMT expressed in IU/mL GMT: Geometric mean titer; LLoQ = 9.9; Assays conducted by Viroclinics. Data above reflect all subjects who met the per protocol criteria at the time of this 12-month analysis *Data shown represent unadjuvanted 75 µg and 250 µg dosage levels, which bracket the 150 µg dose level of RSV VLP taken into Phase 2 for IVX-A12 RSV/hMPV bivalent program GMTs for RSV-A at Day 365 were maintained within a range of ~45-50% for relevant dosage range* relative to GMTs at Day 28 PBO GMT (95% CI) Day 0, 28, 180, and 365 Results Day 0 Day 28 Day 180 Day 365 Older Adult Subjects (ages 60-75), unadjuvanted 75 and 250 µg IVX-121 groups, N=28; Placebo, N=15 PH1b Ext. RSV-B titers were also durable to Day 365, persisting at ~65-70% of the GMTs from Day 28 No Adjuvant 75 µg 250 µg 52% 46% % retained titers, D365 vs. D28 N= 11 11 10 9 17 17 17 17 15 15 15 15

Kinetics of RSV-A response over time through D393 (28 days after revaccination at D365) GMT expressed in IU/mL RSV-A LLoQ = 9.4 1All participants were dosed with unadjuvanted 75 µg IVX-121, regardless of previous formulation received GMT (IU/mL) Dose 2 (75 µg IVX-1211) Day 0 to Day 393 (28 days post-revaccination) results RSV-A Days Dose 1 (IVX-121 or PBO) Older Adult Revaccinated Subjects (ages 60-75), unadjuvanted 75 and 250 µg IVX-121 groups, N=28; Placebo, N=15 PH1b Ext. Revaccination with 75 µg IVX-121 increased RSV-A titers to ~70-115% of the GMTs observed 28 days after the initial dose RSV-B titers did not increase following revaccination but remained at ~40-60% of levels seen following the first dose % retained titers vs. D28 Dose 1 D28 D393 (post 75 µg dose 2) 75 µg 100% 116% 250 µg 76% 72% 28 180 365 393 0

Conclusions and next steps NEXT STEPS: IVX-A12 Phase 2 topline interim data by end 2023; Phase 1 six-month immunogenicity update 1Q 2024 Positive 12-month data on IVX-121 provide additional support for differentiation potential of VLP technology on durability and revaccination data provides initial evidence for platform’s ability to improve response with revaccination IVX-121 is the RSV VLP incorporated into lead bivalent RSV/hMPV candidate IVX-A12 Data and ACIP recommendation for recently-approved RSV vaccines in the field highlight opportunity for an improvement in durability and revaccination potential Further potential for differentiation driven by combination with hMPV VLP as well as product format (liquid refrigerator stable formulation with plans for pre-filled syringes at launch) Lead candidate IVX-A12 (RSV/hMPV) in Phase 2, with topline interim data now expected by end 2023 Positive Phase 1 data included robust immune responses to both RSV and hMPV, higher post-vaccination levels of RSV-A & RSV-B NAbs than historically seen with IVX-121 alone, and no evidence of immune interference 300 µg total VLP content (150 µg* of IVX-121 (RSV) and 150 µg* of IVX-241 (hMPV)), with/without MF59® We are evaluating potential to add revaccination into an IVX-A12 clinical trial * 150 µg of IVX-121 VLP and 150 µg of IVX-241 VLP correspond to 84 µg RSV antigen content and 82 µg hMPV antigen content, respectively MF59®: Seqirus Inc.’s proprietary adjuvant

Appendix

Dose 1 Dose 2 25 µg 75 µg 75 µg 75 µg 250 µg 75 µg PBO 75 µg Older Adult Revaccinated Subjects (ages 60-75) unadjuvanted IVX-121 groups, N=55 PH1b Ext. Solicited adverse events within 7 days of revaccination with unadjuvanted 75 µg IVX-121 Mild Moderate Severe Mild Moderate Severe Systemic Adverse Events (Tolerability) Local Adverse Events (Reactogenicity) Mild to moderate reactogenicity and tolerability after revaccination in prior IVX-121 and prior placebo recipients N 12 11 17 15

IVX-121 GMT ranges for RSV-A and RSV-B in older adults GMT expressed in IU/mL IVX-121 immunogenicity data above reflect all subjects who met the per protocol criteria for each stage at the time of this 12-month analysis. Number of participants per group across timepoints included in dataset: 25 µg: 11-12; 75 µg: 9-11; 250 µg: 17; Placebo: 15. MF59®: Seqirus Inc.’s proprietary adjuvant IVX-121 Day 0 – Day 393 Results (Unadjuvanted) Older Adult Revaccinated Subjects (ages 60-75), unadjuvanted 25, 75 and 250 µg IVX-121 groups, N=40; Placebo, N=15 PH1b Ext. IVX-121 12-month and revaccination data provide evidence for platform potential; IVX-A12 formulations of 150 µg of IVX-121 (RSV) and 150 µg of IVX-241 (hMPV), with/without MF59® currently being tested in Phase 2 study % retained titers vs. Dose 1 D28 Dose 1 D28 D365 D393 (post 75 µg dose 2) 25 µg 100% 36% 71% 75 µg 100% 52% 116% 250 µg 76% 46% 72% GMT (95% CI) RSV-A Dose 1 Dose 2 PBO 75 µg 250 µg 75 µg 25 µg 75 µg 75 µg 75 µg % retained titers vs. Dose 1 D28 Dose 1 D28 D365 D393 (post 75 µg dose 2) 25 µg 100% 66% 50% 75 µg 100% 71% 59% 250 µg 76% 63% 37% GMT (95% CI) RSV-B Dose 1 Dose 2 PBO 75 µg 250 µg 75 µg 25 µg 75 µg 75 µg 75 µg

Phase 3 data for a recently-approved product shows diminished efficacy during a second season - trending similarly with lower NAb titers, and a reduced[1] response to revaccination at 12 months

GSK Phase 3 pivotal, efficacy[2]

	Season 1	Season 2	
		Single dose	2 doses
RSV-LRTD*	82.6%	56.1%	55.9%
Analysis timing	Apr '22 (End of S1 analysis)	Mar '23 (End of S2 analysis)	

*LRTD: ≥ 2 lower respiratory symptoms/signs for ≥ 24 hours including ≥1 lower respiratory sign OR ≥ 3 lower respiratory symptoms for ≥ 24 hours

- In Phase 3 pivotal efficacy study, efficacy was lower in season 2 relative to season 1, and revaccination at 12 months did not appear to be clinically beneficial[2]

GSK Phase 3 open label, immunogenicity[3]


RSV-A Serum Neutralization Titers
1 dose
2 doses
12000
10000
8000
6000
4000
2000
0
GMT (ED60)
~10X
~6X
~3X
~2-4X
D0
M6
M12
M18
Timepoint (days)
RSV-B Serum Neutralization Titers
~8.X
~4X
~2.4X
~2-3X

- In Phase 3 immunogenicity study, RSV-A and RSV-B NAb titers at 12 months dropped to ~30%[4] of initial dose D28 values; revaccination increased titers to ~50-55%[4] of the initial dose D28 values
- Earlier-stage data for the other approved RSV vaccine showed a 12 months drop to ~35-40%[5] of initial dose D28 values; revaccination increased RSV-A titers to ~55%[6] of initial dose D28 values

Recent ACIP recommendations (adults aged ≥60 years of age may receive a single dose of RSV vaccine, using shared clinical decision making) may leave room for vaccines with greater durability and greater ability to improve titers with revaccination

ICOSAVAX

[1]Relative to initial response following a single dose; [2]GSK June 2023 ACIP presentation, NCT04886596; [3]GSK June 2023 ACIP presentation, NCT04732871; [4]Data are approximate estimates derived from reported graphs; [5]RSV-A and RSV-B, Pfizer Ph 1/2 120 µg, ages 65-85 (VRBPAC presentation Feb '23); [6]Pfizer Ph 1/2, 240 µg revaccination, RSV-B data not presented (Walsh EE presentation, RSV2022 Belfast)

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Nonclinical studies demonstrate IVX-A12 achieved proof-of-concept protection against BOTH hMPV and RSV

Cotton Rat Lung Viral Titers following RSV/A and hMPV/A Challenge

RSV-A Challenge


GeoMean log10 lung viral titer (pfu/g)
6
5
4
3
2
Control (no challenge)
Control (challenge)
IVX-121
IVX-A12

hMPV-A Challenge


GeoMean log10 lung viral titer (pfu/g)
6
5
4
3
2
Control (no challenge)
Control (challenge)
IVX-241
IVX-A12

Cotton Rat Lung Viral Titers following RSV/B Challenge


log10 lung viral titers
6
5
4
3
2
Control (no challenge)
Control (challenge)
IVX-121
IVX-A12

Monovalent (RSV: IVX-121 or hMPV: IVX-241) and bivalent RSV/hMPV (IVX-A12) formulations similarly blocked viral replication post challenge

- In a live virus challenge model, cotton rats were administered two doses of adjuvanted IVX-121, IVX-241, or IVX-A12 and subsequently challenged with RSV-A, RSV-B or hMPV-A[1]
- Robust neutralizing titers were induced against RSV-A and RSV-B by IVX-121 and IVX-A12 and against hMPV-A and hMPV-B by IVX-241 and IVX-A12 (data not shown)
- In lung tissue, both monovalent (IVX-121, IVX-241) and bivalent (IVX-A12) formulations reduced viral titers post challenge to below the lower limit of quantitation[2]

In nonclinical studies, IVX-A12 showed potential protection against two causes of viral pneumonia

ICOSAVAX

[1]Two doses of IVX-121, IVX-241, or IVX-A12 (1 µg of each VLP) formulated with Addavax (oil-in-water adjuvant) were administered on day 0 and day 21, with RSV-A, RSV-B, or hMPV-A challenge two weeks post 2nd administration; [2]Lung tissue samples tested 5 days post challenge

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